Insurance Assessments	12 Months Ended
Dec. 31, 2011
Insurance Assessments
20.	Insurance Assessments

We participate in statutorily created insolvency guarantee and weather-related loss protection associations in all states in the U.S. where we are authorized to transact business. These associations were formed for the purpose of paying the claims of insolvent companies. We are assessed a pro-rata share of such claims based upon our premium writings, subject to a maximum annual assessment per line of insurance. Certain of these assessments can be recovered through premium tax offsets or policy surcharges. We do not believe that assessments on current insolvencies will have a material impact on our financial condition or results of operations. We have accrued assessments of $15.3 million and $14.3 million at December 31, 2011 and 2010, respectively.